Allowance for Doubtful Accounts	12 Months Ended
Dec. 31, 2019
Allowance for Doubtful Accounts
Allowance for Doubtful Accounts
4.	Allowance for Doubtful Accounts

The Group closely monitors the collection of its receivables and records allowance for specifically identified non-recoverable
amounts. If the economic situation and the financial condition of a customer deteriorate resulting in an impairment of the customer’s ability to make payments, additional allowances might be required.
Receivable balances are written off when they are determined to be uncollectible. The following table sets out movements of the allowance for doubtful accounts for the years ended December 31, 2017, 2018 and 2019:

	Balance at January 1,	Charged to (write- back against) cost and expenses	Write-off of receivable balances and corresponding provisions	Balance at December 31,
	RMB in thousands
2017	1,800	2,716	—	4,516
2018	4,516	10,904	(1,000)	14,420
2019	14,420	9,396	(6,120)	17,696